Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

Range Cancer Therapeutics ETF (CNCR)
(the “Fund”)

July 26, 2023

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 20, 2022, as previously supplemented

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S INVESTMENT POLICIES EFFECTIVE JULY 26, 2023

Effective immediately, the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) has approved a change to the Fund’s classification from a “non-diversified” fund to a “diversified” fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended.

Accordingly, each reference to, and each corresponding description of, Non-Diversification Risk in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety. The sub-section titled “Non-Diversification (Cancer Immunotherapy Fund only)” under the “Additional Information About Investment Objectives, Policies, And Related Risks” section of the SAI is also deleted in its entirety, and the sub-section titled “Diversification (China BioPharma Fund only)” is amended so as to apply to the Fund. In addition, the following Board-approved diversification policy for the Fund is added as the Fund’s seventh fundamental policy under “Investment Restrictions” in the SAI:

7.With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.